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                                                                   EXHIBIT 10.17
                           AMENDMENT TO LOAN AGREEMENT

                  This AMENDMENT TO LOAN AGREEMENT (this "Agreement"), dated as of November 29, 1995, is entered into among PRESIDENTIAL MORTGAGE COMPANY, a California limited partnership (the "Borrower"), the financial institutions party to the Loan Agreement, and NATWEST BANK N.A., a national banking association (formerly known as National Westminster Bank USA), as the Agent.

                              Preliminary Statement

                  A. The Borrower, the Agent, and the Banks, are parties to the Loan Agreement.

                  B. The Borrower has requested that the Agent and the Banks amend the Loan Agreement in certain respects as hereinafter specified.

                  C. The parties hereto are willing to enter into this Agreement.

                  NOW, THEREFORE, for valuable consideration (the receipt and sufficiency of which are acknowledged), the parties hereto agree as follows:

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

          1.1     Definitions. As used herein:

                  "Agent" means NatWest Bank N.A., a national banking association, formerly known as National Westminster Bank USA, as agent on behalf of itself and the banks under the Loan Agreement, and any successor thereto in such capacity.

                  "Banks" means the banks party to the Loan Agreement as of the date first set forth above.

                  "Borrower" has the meaning set forth in the introduction hereto.

                  "Loan Agreement" means that certain Loan Agreement, dated as of August 28, 1990, as amended, as amended and restated as of May 20, 1992, as amended, as amended and restated as of September 28, 1994, as amended to the date first set forth above, between the Borrower, as the borrower thereunder, and NatWest, as the Agent and the sole Bank thereunder.
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                  "NatWest" means NatWest Bank N.A., a national banking
association, formerly known as National Westminster Bank USA.

                  "Released Parties" means, collectively, the Agent, the Banks, and all of the Agent's and each Bank's current and former shareholders, directors, officers, employees, accountants, attorneys, and agents, and all of their respective successors and assigns.

          1.2 Certain Rules of Construction. For purposes of this Agreement and unless otherwise specified herein:

                  1.2.1 Construction. References to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." References to any fiscal period are references to fiscal periods of the Borrower. References in this Agreement to any determination by the Agent, the Required Banks, or any Bank include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations) by the Agent, the Required Banks, or any Bank, as applicable; any determination made in good faith by the Agent, the Required Banks, or any Bank shall be conclusive absent manifest error. The words "hereof," "herein," "hereby," and "hereunder," and any other similar words, refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement. Any reference to this Agreement or any other Loan Document includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

                  1.2.2 No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved using any presumption against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and, in the case of any ambiguity or uncertainty, shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  1.2.3 Independence of Provisions. All agreements and covenants hereunder shall be given independent effect such that if a particular action or condition is prohibited by the terms of any such agreement or covenant, the fact that such action or condition would be permitted within the limitations of

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another agreement or covenant shall not be construed as allowing such action to be taken or condition to exist.

                  1.2.4 Other Defined Terms. Capitalized terms used in this Agreement, unless otherwise defined, shall have the respective meanings specified in the Loan Agreement.

                                   ARTICLE II

                  AMENDMENTS, MODIFICATIONS, AND REAFFIRMATIONS

          2.1 Amendment To The Loan Agreement. The Borrower, the Banks, and the Agent hereby amend the Loan Agreement as follows:

                  2.1.1 The defined term "Applicable Margin" is hereby amended to read in full as follows:

                       "Applicable Margin" means 1.5 percentage points per
                  annum.

                  2.1.2 The defined term "Termination Date" is hereby amended to read in full as follows:

                       "Termination Date" means June 30, 1997.

                  2.1.3 The Borrower hereby acknowledges and agrees that the current outstanding principal amount of the Loans is $7,995,743.91. In light thereof, Section 2.5(b)(i) of the Loan Agreement is hereby amended to read in full as follows:

                       (b) Mandatory Prepayments.

                           (i) The Borrower shall prepay the Loans so that the
                  outstanding principal balance of the Loans immediately after such prepayment will not exceed, on each of the dates set forth below, the correlative amount set forth below for such date:

                                                        Maximum Outstanding
                Date                              Principal Balance of the Loans
                ----                              ------------------------------
              06/30/96                                      $3,755,000
              09/30/96                                      $2,755,000
              12/31/96                                      $1,755,000
              03/31/97                                        $755,000
              06/30/97                                              $0

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                  The Borrower shall give notice of such prepayments to the
                  Agent pursuant to subsection (d) of this section.

                  2.1.4 Section 2.6(b)(i) of the Loan Agreement is hereby deleted in its entirety.

                  2.1.5 Section 2.5(b)(ii)(2) of the Loan Agreement is hereby amended to read as follows:

                       (2) the Borrower shall prepay the Loans within three (3)
                  Business Days following the date or dates on which such Net Equity Proceeds are received by an amount up to $1,000,000.00, not exceeding the amount of such Net Equity Proceeds.

                  2.1.6 Section 5.2(b) of the Loan Agreement is hereby amended to read as follows:

                       The Borrower shall maintain, as of the end of each
                  calendar month, a ratio of (i) Net Real Estate Assets to (ii) the aggregate outstanding Debt of the Borrower owing to the Agent and the Banks hereunder and under the Notes of not less than 1.60:1.00.

          2.2 Conversion of the Borrower to a Public Stock Corporation. The Agent and NatWest hereby consent to the conversion of the Borrower from a limited partnership organized under the laws of the State of California to a public stock corporation organized under the laws of one of the United States, such conversion to be upon and subject to the terms and conditions specified in Exhibit "A" hereto, with such changes to such terms and conditions as the Agent or NatWest shall hereafter reasonably request and subject, in any event, to any and all rights of the Agent and NatWest under the Loan Agreement. Within thirty
(30) days after the execution and delivery of this Agreement, the Borrower shall execute and deliver (or cause to be executed and delivered) to NatWest the 5-year warrant to purchase 2% of the common stock of the corporation to which the Borrower is to be converted, as described on page 3 of Exhibit "A" hereto, such warrant to be satisfactory in form and substance to NatWest.

          2.3 Extension Fee. In consideration of the Agent's and NatWest's agreement to extend the Termination Date as provided in Section 2.1.2 of this Agreement, the Borrower hereby agrees to pay the Agent an extension fee equal to $75,000, payable, without interest, as follows: (i) $25,000 simultaneously with the

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execution and delivery of this Agreement by the Borrower; (ii) $25,000 on or before September 30, 1996; and (iii) $25,000 on or before January 31, 1997. The extension fee herein described is in addition to the Administration Fees payable by the Borrower pursuant to Section 2.6(a)(ii) of the Loan Agreement.

          2.4 No Other Amendments; Reaffirmation. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and shall remain unchanged and in full force and effect. The Borrower reaffirms its obligations and duties under the Loan Agreement, as amended hereby.

                                   ARTICLE III

                                     RELEASE

          3.1     Release.

                  3.1.1 No Present Claims. The Borrower acknowledges and agrees that: (a) the Borrower has no claim or cause of action against any Released Party arising under or in any way related to the Loans or the Loan Documents;
(b) the Borrower has no offset right, counterclaim, or defense of any kind against any of the obligations and liabilities of the Borrower under the Loan Documents; and (c) each Released Party has heretofore properly performed and satisfied in a timely manner any and all of such Released Party's obligations, if any, to the Borrower. The Agent and the Banks desire, and the Borrower agrees, to eliminate any possibility that any past conditions, acts, omissions, events, circumstances, or matters would impair or otherwise adversely affect the Agent or the Banks or any of the Agent's or the Banks' rights, interests, collateral, security, or remedies under the Loan Documents. Therefore, the Borrower, on behalf of the Borrower and all successors and assigns of and any and all other parties claiming rights through the Borrower, unconditionally releases, acquits, and forever discharges each and every Released Party from:
(i) all liabilities, obligations, duties, or indebtedness of any of the Released Parties to the Borrower, whether known or unknown, arising prior to the date first above written; and (ii) all claims, offsets, causes of action, suits, or defenses, whether known or unknown, which the Borrower might otherwise have against any of the Released Parties on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance, or matter of any kind which existed, arose, or occurred at any time prior to the date first written above. As further consideration for the above release, the Borrower specifically agrees, represents, and warrants that the matters released herein are not limited to matters which are known or

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disclosed, and the Borrower hereby waives any and all rights and benefits which the Borrower now has, or in the future may have, conferred upon the Borrower by virtue of the provisions of either New York law or the provisions of Section 1542 of the Civil Code of the State of California which provides as follows:

                      A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          3.2 Waiver of Unknown Claims. The Borrower is aware that the Borrower may later discover facts in addition to or different from those which the Borrower now knows or believes to be true with respect to the releases given herein, and that it is nevertheless the Borrower's intention to settle, release, and discharge fully, finally, and forever all of these matters, known or unknown, suspected or unsuspected, which previously existed, now exist, or may exist. In furtherance of such intention, the Borrower specifically acknowledges and agrees that the releases given in this Agreement shall be and shall remain in effect as full and complete releases of the matters being released, notwithstanding the discovery or existence of any such additional or different facts and that such releases shall not be subject to termination or rescission by reason of any such additional or different facts.

          3.3 Warranty of Non-Assignment. The Borrower hereby represents and warrants that it has not previously assigned or transferred, or purported to assign or transfer, to any Person any of the claims, demands, grievances, liabilities, debts, accounts, obligations, costs, expenses, liens, rights, actions, or causes of action released by the terms of this Agreement.

                                   ARTICLE IV

                               GENERAL PROVISIONS

          4.1 Conditions to the Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery of this Agreement by both the Borrower and the Agent.

          4.2 Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. No course of prior dealings among the parties hereto, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be

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used or be relevant to supplement, explain or modify any term used herein.

          4.3 Governing Law; Jurisdiction and Venue; Waiver of Trial by Jury.

                  4.3.1 GOVERNING LAW. THE VALIDITY, CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  4.3.2 JURISDICTION AND VENUE. THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK OR, AT THE SOLE OPTION OF THE REQUIRED LENDERS, IN ANY OTHER COURT IN WHICH THE LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS JURISDICTION OVER THE SUBJECT MATTER AND PARTIES IN CONTROVERSY. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.3.2 AND STIPULATES THAT THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK, SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH SUCH PARTY FOR THE PURPOSE OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR THE LOAN DOCUMENTS.

                  4.3.3 WAIVER OF TRIAL BY JURY. THE PARTIES TO THIS AGREEMENT HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR THE LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE PARTIES TO THIS AGREEMENT AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.3.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF THE RIGHT TO TRIAL BY JURY.

                  4.4 Counterparts; Telefacsimile Signatures. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telefacsimile shall be

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effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.


THE BORROWER:           PRESIDENTIAL MORTGAGE COMPANY,
                        a California limited partnership

                          By:  Presidential Management Company,
                               a California limited partnership
                          Title:  General Partner

                            By:  Presidential Services Corporation,
                                 a California corporation
                            Title:  General Partner

                              By:__________________________________
                                 Joel R. Schultz
                              Title:  President

THE AGENT:              NATWEST BANK N.A.,
                        a national banking association

                        By:_________________________________

                        Title:______________________________

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